UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2004

                          Science Dynamics Corporation
             (Exact name of registrant as specified in its charter)




Delaware                             000-10690               22-2011859
--------------------------------------------------------------------------------
(State or other               (Commission File Number)       (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                          7150 N. Park Drive, Suite 500
                              Pennsauken, NJ 08109
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (856) 910-1166

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

          On December 16, 2004, Science Dynamics Corporation (the "Company"), entered into a Stock Purchase Agreement (the "Agreement") with Systems Management Engineering, Inc. ("SMEI") and the holders of a majority of the outstanding common stock of SMEI (the "SMEI Shareholders"). Under the Agreement, the Company agreed to purchase an aggregate of 3,957,500 shares (the "SMEI Shares") of the outstanding common stock of SMEI from the SMEI Shareholders on or before February 14, 2005 (the "Closing Date"), which shares constitute approximately 77% of fully diluted issued common stock of SMEI.

          SMEI has developed advanced data management applications, Internet server technology and information systems that it markets to both public and private sectors. SMEI's technology helps its customers reduce development time for projects, manage the deployment of applications across the Internet to desktops around the world and implement military grade security on all systems where the applications are deployed.

          In consideration for the SMEI Shares, the Company agreed to: (1) pay to the SMEI Shareholders $1,540,000 cash on the Closing Date; (2) issue to the SMEI Shareholders 15,400,000 shares of common stock of the Company within 15 business days after the Closing Date; and (3) pay to the SMEI Shareholders up to an additional $1,540,000 (the "Additional Consideration") cash upon certain financial goals begin met, as described below.

          Upon SMEI reaching the following goals for the 12 month period ending December 31, 2005, where "EBITDA" represents earnings before interest, tax, depreciation and amortization, and before any marketing and/or selling expenses which have been incurred in connection with SMEI's technology products and which marketing and/or selling expenses have been incurred in accordance with a budget to be mutually approved by the Company and the SMEI Shareholders:

     o If SMEI's EBITDA is less than $500,000, then the Company is not obligated to pay any Additional Consideration to the SMEI Shareholders;
     o If SMEI's EBITDA is equal to or greater than $500,000 and less than $750,000, the Company must pay the SMEI Shareholders Additional Consideration equal to $192,500;
     o If SMEI's EBITDA is equal to or greater than $750,000 and less than $1,000,000, the Company must pay the SMEI Shareholders Additional Consideration equal to $385,000;
     o If SMEI's EBITDA is equal to or greater than $1,000,000 and less than $1,250,000, the Company must pay the SMEI Shareholders Additional Consideration equal to $577,500;
     o If SMEI's EBITDA is equal to or greater than $1,250,000 and less than $1,500,000, the Company must pay the SMEI Shareholders Additional Consideration equal to $770,000; and
     o If SMEI's EBITDA is equal to or greater than $1,500,000, the Company must pay the SMEI Shareholders Additional Consideration equal to $1,540,000.

          The Additional Consideration, if any, must be paid to the SMEI Shareholders in cash no later than 15 business days after March 31, 2006. In the event that any required Additional Consideration is not paid within 15 business days after March 31, 2006, the SMEI Shareholders may deliver written notice of such fact to the Company and the Company will have 10 calendar days from the date that it receives such notice to cure the nonpayment. If the Company does not cure nonpayment of any required Additional Consideration, then: (1) the Company must immediately issue to the SMEI Shareholders such number of shares of the Company's common stock equal to the Additional Consideration divided by 85% of the average daily weighted volume price of the Company's common stock for the 15 trading days prior to March 31, 2006; and (2) the SMEI Shareholders will have the right to appoint one natural person to the Company's board of directors for a period of one year.

          The common stock of the Company to be issued and sold under the Agreement will be issued and sold pursuant to the exemption from registration provided by Section 4(2) and Regulation D of the Securities Act of 1933, as amended.

          The Agreement may be terminated prior to the Closing Date as follows:
(1) by mutual written consent of the SMEI Shareholders and the Company; (2) by written notice of the Company if SMEI's balance sheet as of the Closing Date, prepared in accordance with United States generally accepted accounting principles does not reflect a shareholders' equity (assets less liabilities) equal to or greater than $273,000; or (3) by the SMEI Shareholders or the Company if there is in effect a final nonappealable order of a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Agreement.

          In the event the Agreement is validly terminated, then each of the parties will be relieved of their duties and obligations arising under the Agreement after the date of such termination and such termination will be without liability to the Company, SMEI any SMEI Shareholder. However, no termination of the Agreement will relieve the Company or any SMEI Shareholder of any liability for a breach of the Agreement.

          Other than in respect of the Agreement, neither SMEI nor the SMEI Shareholders has any material relationship with the Company.

Item 2.03 Creation of a Direct Financial Obligation.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable

     (c)  Exhibits.

Exhibit
Number                               Description
---------------   -----------------------------------------------------------
2.1 Stock Purchase Agreement dated December 16, 2004 among Science Dynamics Corporation, Systems Management Engineering, Inc. and the shareholders of Systems Management Engineering, Inc. identified on the signature page thereto.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Science Dynamics Corporation


Date: December 22, 2004                    /s/ Alan Bashforth
                                           -------------------
                                           Alan Bashforth
                                           President and Chief Executive Officer